13. Stock and Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2015
Past due days
Reconciliation of numerators and denominators of basic and diluted earnings per common share computation
	2015	2014

Income available to common stockholders	$1,337	$2,526
Weighted average shares outstanding	7,851	6,964
Shares outstanding including assumed conversion	9,943	9,056
Basic earnings per common share	$0.17	$0.36
Fully diluted earnings per share (including convertible preferred shares outstanding)	$0.13	$0.28